                                                                    Seq. #35

Microfilm Number      Filed with the Seq. #35 Department of State on DEC 27 2000
                ------                                               -----------


Entity Number     2979826                          [Illegible]
             -----------------  ------------------------------------------------
                                         Secretary of the Commonwealth

         CERTIFICATE OF ORGANIZATION-DOMESTIC LIMITED LIABILITY COMPANY
                              DSCB:15-8913 (Rev 95)


         In compliance with the requirements of 15 Pa.C.S. Section 8913 (relating to certificate of organization), the undersigned, desiring to organize a limited liability company, hereby state(s) that

1. The name of the limited liability company is: Exelon Generation Company, LLC

--------------------------------------------------------------------------------

2. The (a) address of the limited liability company's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)      300 Exelon Way        Kennett Square      PA     19348         Chester
   -----------------------------------------------------------------------------
         Number and Street            City       State    Zip           County

(b)      c/o:
   -----------------------------------------------------------------------------
         Name of Commercial Registered Office Provider                  County

For a limited liability company represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited liability company is located for venue and official publication purposes.

3. The name and address, including street and number, if any, of each organizer are:

         NAME                              ADDRES

PECO Energy Company                  2301 Market Street, Philadelphia, PA 10103
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. (Strike out if inapplicable): XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

5. (Strike out if inapplicable); XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

6. The specified effective date, if any is: Upon Filing
                                           -------------------------------------
                                            month    day    year    hour, if any

7. (Strike out if inapplicable); XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. For additional provisions of the Certificate, if any, attach an 8 1/2 x 11 sheet.

                             THIS IS A TRUE COPY OF
                              THE ORIGINAL SIGNED
                              DOCUMENT FILED WITH
                            THE DEPARTMENT OF STATE.

DSCB: 15-8913 (Rev-95)-2

         IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organization this 27th day of December 2000


        /s/ Jenifer Friel Newman
        -------------------------------------------------
                        Signature
        Jenifer Friel Newman, Organizer/Authorized Person

        -------------------------------------------------
                        Signature

        -------------------------------------------------
                        Signature